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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) February 24, 1999
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                            National TechTeam, Inc.
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                          (Exact name of registrant as
                            specified in its charter)



       Delaware                      0-16284                    38-2774613
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)



     835 Mason Street. Suite 200               Dearborn, MI            48224
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(Address of principal executive offices)       (City, State)         (Zip Code)



Registrant's telephone number, including area code   (313) 277-2277
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         (Former name of former address, if changed since last report.)



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ITEM 5.       OTHER EVENTS.

On February 24, 1999, the Company issued the press release attached as Exhibit
2.1 to this Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

2.1 Press release dated on February 24, 1999 "NATIONAL TECHTEAM, INC. ANNOUNCES REVENUES AND RESULTS OF OPERATIONS FOR THE FOURTH QUARTER AND CALENDER YEAR 1998"


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        NATIONAL TECHTEAM, INC.

  Dated: March 1, 1999                          BY: /s/ Lawrence A. Mills
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                                                        Lawrence A. Mills
                                                        Vice President, Chief
                                                        Financial Officer, and
                                                        Treasurer









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                                 Exhibit Index
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
Exhibit No.                     Description
-----------                     -----------
2.1       Press release dated on February 24, 1999 "NATIONAL TECHTEAM, INC. ANNOUNCES
          REVENUES AND RESULTS OF OPERATIONS FOR THE FOURTH QUARTER AND CALENDAR YEAR
          1998"